SECURITY AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 25, 2004

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                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)


DELAWARE                             1-4908                  44-2207613
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(State or other jurisdiction         (Common File            (I.R.S. employer
of incorporation)                    Number)                 identification No.)

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                    770 Cochituate Road, Framingham, MA 01701
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               (Address of Principal Executive Offices) (Zip Code)

                           (508) 390-1000 Registrant's
                     Telephone Number (including area code)

                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

Exhibit Number          Title

99.1                    Press Release, dated February 25, 2004 of The TJX
                         Companies, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information contained in this report is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended:

          On February 25, 2004, The TJX Companies, Inc. issued a press release which included financial results for the fiscal year ended January 31, 2004. The release is furnished as Exhibit 99.1 hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              THE TJX COMPANIES, INC.


                                              /s/ Jeffrey Naylor
                                              ----------------------------
                                              Jeffrey Naylor
                                              Executive Vice President and
                                              Chief Financial Officer

Dated:  February 25, 2004



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                                  EXHIBIT INDEX

Exhibit Number    Description

99.1              Press Release, dated February 25, 2004 of The
                   TJX Companies, Inc.



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